UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2023

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 17, 2023, the Board of Directors (the “Board”) of Hawaiian Holdings, Inc. (the “Company”) approved a revised form of indemnification agreement (the “Indemnification Agreement”) to be entered into between the Company and each of its directors and officers. The Indemnification Agreement supersedes the Company’s previous form of indemnification agreement.

The Indemnification Agreement provides, among other things, that the Company will indemnify the director or officer (the “Indemnitee”) to the fullest extent permitted by law against all expenses and, in the case of proceedings other than those brought by or in the right of the Company, judgments, fines and amounts paid in settlement actually and reasonably incurred by or on the Indemnitee’s behalf, in each case, in connection with proceedings in which the Indemnitee is involved by reason of any action taken or failure to act while serving as a director or officer of the Company, or of another enterprise at the request of the Company, provided that the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. The Company will also indemnify the Indemnitee to the fullest extent permitted by law against all expenses actually and reasonably incurred by or on the Indemnitee’s behalf in connection with any such proceeding or defense, in whole or in part, to which the Indemnitee is a party or participant and in which the Indemnitee is successful.

In addition, and subject to certain limitations, the Indemnification Agreement provides for the advancement of expenses incurred by the Indemnitee in connection with any proceeding not initiated by the Indemnitee (subject to limited exceptions), and the reimbursement to the Company of the amounts advanced (without interest) to the extent that it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company.

The Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which the Indemnitee may be entitled, including any rights arising under applicable law, the Company’s Certificate of Incorporation or Bylaws, a vote of stockholders or a resolution of directors or otherwise.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) for the following purposes:

Proposal No. 1	To elect the nine director nominees described in the Company’s proxy statement for the 2023 Annual Meeting, filed with the Securities and Exchange Commission on April 5, 2023 (the “2023 Proxy Statement”).
Proposal No. 2	To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Proposal No. 3	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2023 Proxy Statement.
Proposal No. 4	To approve, on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers, as described in the 2023 Proxy Statement.

Only stockholders of record at the close of business on March 20, 2023 (the “Record Date”) were entitled to vote at the 2023 Annual Meeting. At the Record Date, 51,546,972 shares of common stock (“Common Stock”) and one share each of Series B Special Preferred Stock, Series C Special Preferred Stock and Series D Special Preferred Stock (collectively, “Special Preferred Stock”) were issued and outstanding. Each share of Common Stock and Special Preferred Stock was entitled to one vote. The Company has no other class of voting securities outstanding and entitled to vote at the meeting. A total of 39,820,851 shares, or 77.25% of the shares outstanding, were present in person or by proxy, constituting a quorum of stockholders entitled to vote at the 2023 Annual Meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1 - Election of Directors.

Proposal	Votes For	Votes Withheld	Broker Non-Votes	Outcome
Election of Wendy A. Beck	30,600,359	426,926	8,793,566	Elected
Election of Earl E. Fry	30,492,274	535,011	8,793,566	Elected
Election of Lawrence S. Hershfield	29,707,778	1,319,507	8,793,566	Elected
Election of C. Jayne Hrdlicka	30,316,397	710,888	8,793,566	Elected
Election of Peter R. Ingram	30,674,940	352,345	8,793,566	Elected
Election of Michael E. McNamara	30,455,517	571,768	8,793,566	Elected
Election of Crystal K. Rose	29,663,345	1,363,940	8,793,566	Elected
Election of Craig E. Vosburg	30,586,125	441,160	8,793,566	Elected
Election of Richard N. Zwern	27,818,482	3,208,803	8,793,566	Elected

As of the date of the election of directors listed above, the Board is comprised of Wendy A. Beck, Earl E. Fry, Lawrence S. Hershfield, C. Jayne Hrdlicka, Peter R. Ingram, Michael E. McNamara, Crystal K. Rose, Craig E. Vosburg, Richard N. Zwern, Daniel W. Akins, Mark D. Schneider and Duane E. Woerth.

Proposal No. 2 - Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome
38,584,397	1,082,012	154,442	0	Approved

Proposal No. 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the 2023 Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome
27,348,894	3,413,544	264,847	8,793,566	Approved

Proposal No. 4 - Approval, on an advisory basis, of the frequency of the advisory vote on the compensation of the Company’s named executive officers, as described in the 2023 Proxy Statement.

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Vote	Outcome
29,488,826	92,240	1,193,527	252,692	8,793,566	1 Year

Based on the Board’s recommendation in the 2023 Proxy Statement and the advisory vote of the Company’s stockholders, the Company will include a stockholder vote on named executive officer compensation in its proxy materials annually until the next required vote on the frequency of stockholder votes on named executive officer compensation, which is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Hawaiian Holdings, Inc. Form of Indemnification Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2023

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Aaron J. Alter
		Name:	Aaron J. Alter
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary